UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2014

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 11, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of RPM International Inc. (the “Company”) concluded that the Company’s previously issued consolidated financial statements for the quarterly periods ended August 31, 2012, November 30, 2012 and February 28, 2013 (collectively, the “Affected Periods”), should no longer be relied upon due to an error in the timing of disclosure and accrual of certain loss reserves. These loss reserves were associated with the Company’s settlement of the previously disclosed General Services Administration (“GSA”) and Department of Justice investigation into compliance issues related to GSA contracts at the Company’s Tremco Roofing Division (the “GSA matter”). The Company originally accrued $68.8 million for a settlement with the GSA and other related matters during the third quarter of fiscal 2013, which was subsequently revised to $65.1 million during the fourth quarter of fiscal 2013.

The identified accounting errors had no effect on the Company’s annual results for fiscal 2013. These errors also had no effect on the Company’s “as adjusted” results reported in its earnings releases for fiscal 2013, or on its reported interim and annual results for fiscal 2014.

Of the total $68.8 million loss reserve that the Company originally accrued in connection with the GSA matter, the Audit Committee has determined that $11.4 million should have been accrued during the quarter ended August 31, 2012, an additional $16.9 million should have been accrued during the quarter ended November 30, 2012, and an additional $40.5 million should have been accrued during the quarter ended February 28, 2013. The Company will restate its financial statements for the Affected Periods to reflect such accruals. The impact of the restatement is as follows:

•	The estimated loss contingency for the first quarter of fiscal 2013 was understated by $11.4 million, producing an overstatement of net income of $7.2 million for the three month period ended August 31, 2012;

•	The estimated loss contingency for the second quarter and six months of fiscal 2013 was understated by $16.9 million and $28.3 million, respectively, producing an overstatement of net income of $10.8 million and $18.0 million for the three month and six month period ended November 30, 2012, respectively; and

•	The estimated loss contingency for the third quarter of fiscal 2013 was overstated by $28.3 million, producing an understatement of net income of $18.0 million for the three month period ended February 28, 2013. There was no effect of the restatement for the nine month period ended February 28, 2013.

The errors were identified as a result of an investigation by the Audit Committee, with the assistance of independent advisors, into the timing of our third quarter fiscal 2013 disclosure and accrual related to the GSA matter. The issues reviewed by the Audit Committee are also the subject of a formal investigation by the Securities and Exchange Commission (the “SEC”). The Company is cooperating with the SEC in its ongoing investigation.

The Company intends to include restated financial information for the Affected Periods in the Company’s Amendments on Form 10-Q/A for the Affected Periods (the “Amended Form 10-Q/As”). The Company does not intend to amend any of its other previously filed Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q. The Company intends to file the Amended Form 10-Q/As today, August 14, 2014.

The Audit Committee determined that the accounting errors described above did not result from intentional misconduct. However, the Company believes that the restatement reflects a material weakness in the Company’s internal control over financial reporting and that its disclosure controls and procedures were not effective as of August 31, 2012 and November 30, 2012. The Company’s controls did not operate as designed to prevent material misstatements, due to unique factors that were only associated with the GSA matter. The Company has concluded that the unique factors related to the GSA matter contributed to a break-down in communications and resulted in the material weakness. Based on developments that occurred during the third quarter of fiscal 2013, and the resulting disclosure of and accrual for the matter, the material weakness no longer existed as of February 28, 2013.

The Audit Committee has discussed the matters disclosed on this Form 8-K pursuant to this Item 4.02(a) with the Company’s independent registered accounting firm, Ernst & Young LLP.

Forward-Looking Statements

The foregoing discussion includes forward-looking statements. These forward-looking statements, or other statements made by us, are made based on our expectations and beliefs concerning future events impacting us and are subject to uncertainties and factors (including those specified below), which are difficult to predict and, in many instances, are beyond our control. As a result, our actual results could differ materially from those expressed in or implied by any such forward-looking statements. These uncertainties and factors include (a) global markets and general economic conditions, including uncertainties surrounding the volatility in financial markets, the availability of capital and the effect of changes in interest rates, and the viability of banks and other financial institutions; (b) the prices, supply and capacity of raw materials, including assorted pigments, resins, solvents, and other natural gas- and oil-based materials; packaging, including plastic containers; and transportation services, including fuel surcharges; (c) continued growth in demand for our products; (d) legal, environmental and litigation risks inherent in our construction and chemicals businesses and risks related to the adequacy of our insurance coverage for such matters; (e) the effect of changes in interest rates; (f) the effect of fluctuations in currency exchange rates upon our foreign operations; (g) the effect of non-currency risks of investing in and conducting operations in foreign countries, including those relating to domestic and international political, social, economic and regulatory factors; (h) risks and uncertainties associated with our ongoing acquisition and divestiture activities; (i) risks related to the adequacy of our contingent liability reserves; (j) risks and uncertainties associated with the SPHC bankruptcy proceedings; and (k) other risks detailed in our filings with the Securities and Exchange Commission, including the risk factors set forth in our Annual Report on Form 10-K for the year ended May 31, 2014, as the same may be updated from time to time. We do not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the filing date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date August 14, 2014

/s/ Edward W. Moore
Edward W. Moore Senior Vice President, General Counsel and Chief Compliance Officer